
A. Trust Level Activity
         Number of Days in Collection Period                                                                              31
         Beginning Principal Receivables Balance                                                            1,924,363,671.69
         Beginning Special Funding Account Balance                                                                      0.00
         Beginning Principal Receivables + SFA Balance                                                      1,924,363,671.69
         Special Funding Account Earnings                                                                               0.00
         Finance Charge Collections                                                                            24,957,295.68
         Interchange Collections                                                                                1,702,713.18
         Collection Account Investment Proceeds                                                                    56,404.06
         Recoveries treated as Finance Charge Collections                                                               0.00
         Total Finance Charge Receivables Collections                                                          26,716,412.92
         Principal Receivables Collections                                                                    181,697,012.24
         Recoveries treated as Principal Collections                                                              862,220.80
         Total Principal Receivables Collections                                                              182,559,233.04
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                        11.06%
         Defaulted Amount (Net of Recoveries)                                                                  10,899,503.58
         Annualized Default Rate                                                                                       6.80%
         Trust Portfolio Yield                                                                                        16.66%
         New Principal Receivables                                                                            129,106,398.68
         Aggregate Account Addition or Removal (Y/N)?                                                                      N
         Date of Addition/Removal                                                                                        n/a
         Principal Receivables at the end of the day of Addition/Removal                                                 n/a
         SFA Balance at the end of the day of Addition/Removal                                                           n/a
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                   n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                   n/a
         Ending Principal Receivables Balance                                                               1,859,826,001.37
         Ending Special Funding Account (SFA) Balance                                                                   0.00
         Ending Principal Receivables + SFA Balance                                                         1,859,826,001.37
         Required Minimum Principal Balance                                                                 1,605,000,000.00
         Transferor Percentage                                                                                        23.99%

B. Series Allocations
                                                              Total                  1998-2                  1998-3
         Group                                                                          1                       1
         Class A Invested Amount                                                      528,000,000.00          528,000,000.00
         Class B Invested Amount                                                      113,000,000.00          113,000,000.00
         Collateral Invested Amount                                                    67,000,000.00           67,000,000.00
         Class D Invested Amount                                                       42,000,000.00           42,000,000.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00          750,000,000.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00           52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00          802,500,000.00
         Series Allocation Percentage                                100.00%                  50.00%                  50.00%
         Series Allocable Finance Charge Collections                                   13,358,206.46           13,358,206.46
         Series Allocable Principal Collections                                        91,279,616.52           91,279,616.52
         Series Allocable Defaulted Amounts                                             5,449,751.79            5,449,751.79
         Series Allocable Servicing Fee                                                 1,250,000.00            1,250,000.00
         In Revolving Period?                                                                      Y                       Y
         Available for Shared Principal Collections           150,796,914.95           75,398,457.47           75,398,457.47
         Principal Shortfall                                            0.00                    0.00                    0.00
         Allocation of Shared Principal Collections                     0.00                    0.00                    0.00
         FC Available for other Excess Allocation Series                0.00                    0.00                    0.00
         Finance Charge Shortfall                               3,796,876.56            1,898,437.97            1,898,438.59
         Allocation of Excess Finance Charge Collections                0.00                    0.00                    0.00


B. Series Allocations
         Amounts Due                                                                 1998-2                  1998-3
                          Principal Allocation Percentage                                     77.95%                  77.95%
                          Floating Allocation Percentage                                      77.95%                  77.95%
                          Class A Certificate Rate                                          5.89250%                5.92250%
                          Class B Certificate Rate                                          6.10250%                6.15250%
                          CIA Certificate Rate                                              6.66750%                6.76750%
                          CIA Secured Loan Spread Rate                                      0.00000%                0.00000%
                          Class D Certificate Rate                                            0.000%                  0.000%
                          Class A Interest                                              2,419,853.33            2,432,173.33
                          Class B Interest                                                536,341.94              540,736.39
                          Collateral Monthly Interest                                     347,450.83              352,661.94
                          Class D Interest                                                      0.00                    0.00
                          Investor Monthly Interest                                     3,303,646.11            3,325,571.67
                          Investor Default Amount (Net of Recoveries)                   4,247,964.04            4,247,964.04
                          Interchange Collections                                         663,614.11              663,614.11
                          0.75% of Interchange                                            468,750.00              468,750.00
                          Servicer Interchange                                            468,750.00              468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00            1,250,000.00
                              Interchange Adjustment                                            0.00                    0.00
                              SFA Adjustment                                                    0.00                    0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00            1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00          750,000,000.00
         Principal Collections                                142,300,986.86           71,150,493.43           71,150,493.43
         Finance Charge Collections                            20,824,867.97           10,412,433.98           10,412,433.98
         Investor Monthly Interest                              6,629,217.77            3,303,646.11            3,325,571.67
         Investor Default Amount                                8,495,928.09            4,247,964.04            4,247,964.04
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00            1,250,000.00
         Total Amount Due                                      17,625,145.86            8,801,610.15            8,823,535.71
         Excess Before Reallocation                             3,199,722.10            1,610,823.83            1,588,898.27
         Reallocation of Finance Charge Collections                                       -10,962.78               10,962.78
         Dollars of Excess Spread                               3,199,722.10            1,599,861.05            1,599,861.05
         Percentage Excess Spread                                      2.56%                   2.56%                   2.56%
         Reallocated Finance Charge Collections                20,824,867.97           10,401,471.20           10,423,396.76

C. Group 2 Allocations
                                                                       Total
         Beginning Invested Amount After Giving                        0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                         0.00
         Finance Charge Collections                                    0.00
         Investor Monthly Interest                                     0.00
         Investor Default Amount                                       0.00
         Monthly Servicing Fee                                         0.00
         Total Amount Due                                              0.00
         Excess Before Reallocation                                    0.00
         Reallocation of Finance Charge Collections
         Dollars of Excess Spread                                      0.00
         Percentage Excess Spread                                       n/a
         Reallocated Finance Charge Collections                        0.00

D. Trust Performance
         30-59 Days Delinquent                                34,487,220.61
         60-89 Days Delinquent                                20,917,279.98
         90+ Days Delinquent                                  42,898,861.23
         Total 30+ Days Delinquent                            98,303,361.82





                                          The First National Bank of Atlanta
                                          d/b/a Wachovia Bank Card Services
                                              as Servicer


                                          by:
                                              Name:  Tammy L. Joyce
                                             Title:  Assistant Vice President

A. Investor/Transferor Allocations

B. Monthly Funding Requirements
Last Payment Date                               18-Jan-00
Current Payment Date                            15-Feb-00
Actual / 360 Days                                   28                 28               28                   28
30 / 360 Days                                       27                 27               27                   27
Fixed / Floating                                 Floating           Floating          Floating             Floating

                                                                                  Collateral Invested
                                                  Class A             Class B            Amount          Class D          Total

Certificate Rate                                      5.89250%           6.10250%         6.66750%           0.000%
Secured Loan Spread Rate (Applies to CIA only)                                            0.00000%
Initial Balance                                 528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount                    528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount                       528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount                       528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                          528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount              528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount                 528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage                         70.40%             15.07%            8.93%            5.60%          100.00%
Floating Allocation Percentage                          70.40%             15.07%            8.93%            5.60%          100.00%
Principal Collections                            50,089,947.37      10,720,007.68     6,356,110.75     3,984,427.63    71,150,493.43
Realloc Finance Charge Collections                7,322,635.73       1,567,154.99       929,198.09       582,482.39    10,401,471.20
YSA Draw                                                                                                                        0.00
YSA Investment Proceeds                                                                                                         0.00
Realloc Finance Charge plus YSA Draw              7,322,635.73       1,567,154.99       929,198.09       582,482.39    10,401,471.20
Monthly Interest                                  2,419,853.33         536,341.94       347,450.83             0.00     3,303,646.11
Investor Default Amount (Net)                     2,990,566.69         640,026.58       379,484.79       237,885.99     4,247,964.04
Monthly Servicing Fee                               880,000.00         188,333.33       111,666.67        70,000.00     1,250,000.00
Total Due                                         6,290,420.02       1,364,701.86       838,602.29       307,885.99     8,801,610.16

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases      10,401,471.20
Series Adjusted Portfolio Yield                                                                          9.85%
Base Rate                                                                                                7.66%


Series Parameters
                         Revolving Period (Y/N)                                              Y
                         Accumulation Period (Y/N)                                           N
                         Early Amortization (Y/N)                                            N
                         Controlled Accumulation Period                                    12.00
                         FNBA is Servicer                                                    Y
                         Paydown Excess CIA (Y/N)                                            Y
                         Paydown Excess Class D (Y/N)                                        Y
                         Controlled Accumulation Amount                                     53,416,666.67
                         Controlled Deposit Amount                                          53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                 0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                 0.00
                         Principal Funding Account Deposit                                           0.00
                         Ending Principal Funding Account Balance                                    0.00
                         Principal Funding Investment Proceeds                                       0.00

                         Yield Supplement Account Beginning Balance                                  0.00
                         Yield Supplement Account Release                                            0.00
                         Yield Supplement Account Ending Balance                                     0.00

                         Reserve Account Beginning Balance                                           0.00
                         Required Reserve Account Amount                                             0.00
                         Funds Deposited into Reserve Account                                        0.00
                         Ending Reserve Account Balance                                              0.00

C. Certificate Balances and Distrubutions
                                                 Class A             Class B          CIA               Class D            Total
                      Beginning Balance       528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
                 Interest Distributions         2,419,853.33         536,341.94        347,450.83             0.00     3,303,646.11
                           PFA Deposits                 0.00                                                                   0.00
                Principal Distributions                 0.00               0.00              0.00             0.00             0.00
                    Total Distributions         2,419,853.33         536,341.94        347,450.83             0.00     3,303,646.11
             Ending Certificate Balance       528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
                            Pool Factor               100.00%            100.00%           100.00%          100.00%
          Total Distribution Per $1,000               4.5831             4.7464            5.1858           0.0000
       Interest Distribution Per $1,000               4.5831             4.7464            5.1858           0.0000
      Principal Distribution Per $1,000               0.0000             0.0000            0.0000           0.0000


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                    2,419,853.33
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   2,419,853.33
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  536,341.94
                       2 Amount of the distribution in respect of Class B monthly interest:                     536,341.94
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                            347,450.83
                       2 Amount distributed in respect of Collateral Monthly Interest:                          347,450.83
                       3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                       2 The total amount reimbursed in respect of such reductions in the                             0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               10,401,471.20
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 8,801,610.16
                       3 Spread Account Requirement per Loan Agreement                                        3,498,299.02
                       4 Finance Charge Shortfall                                                             1,898,437.97
                       5 Available for Other Excess Allocation Series                                                 0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                      Available            Due                 Paid      Shortfall
                       1 Allocated Class A Available Funds           7,322,635.73
                         a Reserve Account Release                           0.00
                         b PFA Investment Earnings                           0.00
                         c Class A Available Funds                   7,322,635.73

                       2 Class A Available Funds                     7,322,635.73
                         a Class A Monthly Interest                                      2,419,853.33     2,419,853.33     0.00
                         b Class A Servicing Fee                                           880,000.00       880,000.00     0.00
                         c Class A Investor Default Amount                               2,990,566.69     2,990,566.69     0.00
                         d Class A Excess                            1,032,215.71

                       3 Class B Available Funds                     1,567,154.99
                         a Class B Monthly Interest                                        536,341.94       536,341.94     0.00
                         b Class B Servicing Fee                                           188,333.33       188,333.33     0.00
                         c Class B Excess                              842,479.72

                       4 Collateral Available Funds                    929,198.09
                         a Collateral Servicing Fee                                        111,666.67       111,666.67     0.00
                         b Collateral Excess                           817,531.43

                       5 Class D Available Funds                       582,482.39
                         a Class D Servicing Fee                                            70,000.00        70,000.00     0.00
                         b Class D Excess                              512,482.39

                       6 Total Excess Spread                         3,204,709.24


L. Application of Excess Spread and Excess Finance Charge Collections
                                                                      Available         Due                 Paid          Shortfall
                       1 Available Excess Spread                     3,204,709.24
                       2 Excess Fin Charge Coll                              0.00
                              from Other Series
                       3 Available Funds                             3,204,709.24
                       4 Class A Required Amount Shortfalls                                   0.00             0.00             0.00
                       5 Class B Defaults                                               640,026.58       640,026.58             0.00
                       6 Monthly Servicing Fee Shortfalls                                     0.00             0.00             0.00
                       7 Collateral Monthly Interest                                    347,450.83       347,450.83             0.00
                       8 Collateral Default Amount                                      379,484.79       379,484.79             0.00
                       9 Reserve Account Deposit                                              0.00             0.00             0.00
                      10 Class D Monthly Interest                                             0.00             0.00             0.00
                      11 Class D Default Amount                                         237,885.99       237,885.99             0.00
                      12 Other CIA Amounts Owed                                       3,498,299.02     1,599,861.05     1,898,437.97
                      13 Excess Fin Coll for Other Series                                     0.00             0.00             0.00
                      14 Excess Spread                                       0.00
                      15 Writedowns
                                          a Class A                          0.00
                                          b Class B                          0.00
                                          c CIA                              0.00
                                          d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                       71,150,493.43
                       2 Principal Required to Fund the Required Amount                       0.00
                       3 Shared Principal Collections from other Series                       0.00
                       4 Other Amounts Treated as Principal Collections               4,247,964.04
                       5 Available Principal Collections                             75,398,457.47

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                  67,000,000.00
                       2 Required Collateral Invested Amount                         67,000,000.00
                       3 Amount used to pay Excess CIA                                        0.00
                       4 Available Principal Collections                             75,398,457.47

                       5 Class D                                                     42,000,000.00
                       6 Required Class D                                            42,000,000.00
                       7 Amount used to pay Excess Class D                                    0.00
                       8 Available Principal Collections                             75,398,457.47


O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                     75,398,457.47
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           75,398,457.47
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           75,398,457.47
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           75,398,457.47
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        75,398,457.47


P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  7.66%
                                          b Prior Monthly Period                                    8.30%
                                          c Second Prior Monthly Period                             7.32%

                         Three Month Average Base Rate                                                               7.76%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                  9.85%
                                          b Prior Monthly Period                                   10.90%
                                          c Second Prior Monthly Period                            11.08%

                         Three Month Average Series Adjusted Portfolio Yield                                        10.61%

                       3 Excess Spread
                                          a Current Monthly Period                                  2.18%
                                          b Prior Monthly Period                                    2.60%
                                          c Second Prior Monthly Period                             3.76%

                         Three Month Average Excess Spread                                                           2.85%


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                18-Jan-00
Current Payment Date                             15-Feb-00
Actual / 360 Days                                    28                 28                28                 28
30 / 360 Days                                        27                 27                27                 27
Fixed / Floating                                  Floating           Floating           Floating          Floating

                                                                                   Collateral Invested
                                                 Class A              Class B             Amount          Class D       Total

Certificate Rate                                       5.92250%           6.15250%        6.76750%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                            0.00000%
Initial Balance                                  528,000,000.00     113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount                     528,000,000.00     113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Ending Outstanding Amount                        528,000,000.00     113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00

Beginning Invested Amount                        528,000,000.00     113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Ending Invested Amount                           528,000,000.00     113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount               528,000,000.00     113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount                  528,000,000.00     113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00

Principal Allocation Percentage                          70.40%             15.07%           8.93%            5.60%          100.00%
Floating Allocation Percentage                           70.40%             15.07%           8.93%            5.60%          100.00%
Principal Collections                             50,089,947.37      10,720,007.68    6,356,110.75     3,984,427.63   71,150,493.43
Realloc Finance Charge Collections                 7,338,071.32       1,570,458.45      931,156.78       583,710.22   10,423,396.76
YSA Draw                                                                                                                       0.00
YSA Investment Proceeds                                                                                                        0.00
Realloc Finance Charge plus YSA Draw               7,338,071.32       1,570,458.45      931,156.78       583,710.22   10,423,396.76
Monthly Interest                                   2,432,173.33         540,736.39      352,661.94             0.00    3,325,571.67
Investor Default Amount (Net)                      2,990,566.69         640,026.58      379,484.79       237,885.99    4,247,964.04
Monthly Servicing Fee                                880,000.00         188,333.33      111,666.67        70,000.00    1,250,000.00
Total Due                                          6,302,740.02       1,369,096.30      843,813.40       307,885.99    8,823,535.71

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                            10,423,396.76
Series Adjusted Portfolio Yield                                                                                                9.88%
Base Rate                                                                                                                      7.70%


Series Parameters
                         Revolving Period (Y/N)                                                Y
                         Accumulation Period (Y/N)                                             N
                         Early Amortization (Y/N)                                              N
                         Controlled Accumulation Period                                      12.00
                         FNBA is Servicer                                                      Y
                         Paydown Excess CIA (Y/N)                                              Y
                         Paydown Excess Class D (Y/N)                                          Y
                         Controlled Accumulation Amount                                        53,416,666.67
                         Controlled Deposit Amount                                             53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                    0.00
                         Principal Funding Account Deposit                                              0.00
                         Ending Principal Funding Account Balance                                       0.00
                         Principal Funding Investment Proceeds                                          0.00

                         Yield Supplement Account Beginning Balance                                     0.00
                         Yield Supplement Account Release                                               0.00
                         Yield Supplement Account Ending Balance                                        0.00

                         Reserve Account Beginning Balance                                              0.00
                         Required Reserve Account Amount                                                0.00
                         Funds Deposited into Reserve Account                                           0.00
                         Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                                     Class A             Class B           CIA           Class D            Total
                           Beginning Balance     528,000,000.00     113,000,000.00    67,000,000.00  42,000,000.00    750,000,000.00
                      Interest Distributions       2,432,173.33         540,736.39       352,661.94           0.00      3,325,571.67
                                PFA Deposits               0.00                                                                 0.00
                     Principal Distributions               0.00               0.00             0.00           0.00              0.00
                         Total Distributions       2,432,173.33         540,736.39       352,661.94           0.00      3,325,571.67
                  Ending Certificate Balance     528,000,000.00     113,000,000.00    67,000,000.00  42,000,000.00    750,000,000.00
                                 Pool Factor             100.00%            100.00%          100.00%        100.00%
               Total Distribution Per $1,000             4.6064             4.7853           5.2636         0.0000
            Interest Distribution Per $1,000             4.6064             4.7853           5.2636         0.0000
           Principal Distribution Per $1,000             0.0000             0.0000           0.0000         0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       2,432,173.33
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      2,432,173.33
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     540,736.39
                       2 Amount of the distribution in respect of Class B monthly interest:                        540,736.39
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                               352,661.94
                       2 Amount distributed in respect of Collateral Monthly Interest:                             352,661.94
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  10,423,396.76
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    8,823,535.71
                       3 Spread Account Requirement per Loan Agreement                                           3,498,299.64
                       4 Finance Charge Shortfall                                                                1,898,438.59
                       5 Available for Other Excess Allocation Series                                                    0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                       Available       Due                  Paid         Shortfall
                       1 Allocated Class A Available Funds            7,338,071.32
                         a Reserve Account Release                            0.00
                         b PFA Investment Earnings                            0.00
                         c Class A Available Funds                    7,338,071.32

                       2 Class A Available Funds                      7,338,071.32
                         a Class A Monthly Interest                                   2,432,173.33     2,432,173.33         0.00
                         b Class A Servicing Fee                                        880,000.00       880,000.00         0.00
                         c Class A Investor Default Amount                            2,990,566.69     2,990,566.69         0.00
                         d Class A Excess                             1,035,331.30

                       3 Class B Available Funds                      1,570,458.45
                         a Class B Monthly Interest                                     540,736.39       540,736.39         0.00
                         b Class B Servicing Fee                                        188,333.33       188,333.33         0.00
                         c Class B Excess                               841,388.72

                       4 Collateral Available Funds                     931,156.78
                         a Collateral Servicing Fee                                     111,666.67       111,666.67         0.00
                         b Collateral Excess                            819,490.11

                       5 Class D Available Funds                        583,710.22
                         a Class D Servicing Fee                                         70,000.00        70,000.00         0.00
                         b Class D Excess                               513,710.22

                       6 Total Excess Spread                          3,209,920.35


L. Application of Excess Spread and Excess Finance Charge Collections
                                                                   Available         Due             Paid        Shortfall
                       1 Available Excess Spread                 3,209,920.35
                       2 Excess Fin Charge Coll                          0.00
                              from Other Series
                       3 Available Funds                         3,209,920.35
                       4 Class A Required Amount Shortfalls                            0.00             0.00           0.00
                       5 Class B Defaults                                        640,026.58       640,026.58           0.00
                       6 Monthly Servicing Fee Shortfalls                              0.00             0.00           0.00
                       7 Collateral Monthly Interest                             352,661.94       352,661.94           0.00
                       8 Collateral Default Amount                               379,484.79       379,484.79           0.00
                       9 Reserve Account Deposit                                       0.00             0.00           0.00
                      10 Class D Monthly Interest                                      0.00             0.00           0.00
                      11 Class D Default Amount                                  237,885.99       237,885.99           0.00
                      12 Other CIA Amounts Owed                                3,498,299.64     1,599,861.05   1,898,438.59
                      13 Excess Fin Coll for Other Series                              0.00             0.00           0.00
                      14 Excess Spread                                   0.00
                      15 Writedowns
                                           a Class A                     0.00
                                           b Class B                     0.00
                                           c CIA                         0.00
                                           d Class D                     0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                71,150,493.43
                       2 Principal Required to Fund the Required Amount                0.00
                       3 Shared Principal Collections from other Series                0.00
                       4 Other Amounts Treated as Principal Collections        4,247,964.04
                       5 Available Principal Collections                      75,398,457.47

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                           67,000,000.00
                       2 Required Collateral Invested Amount                  67,000,000.00
                       3 Amount used to pay Excess CIA                                 0.00
                       4 Available Principal Collections                      75,398,457.47

                       5 Class D                                              42,000,000.00
                       6 Required Class D                                     42,000,000.00
                       7 Amount used to pay Excess Class D                             0.00
                       8 Available Principal Collections                      75,398,457.47


O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                        75,398,457.47
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              75,398,457.47
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              75,398,457.47
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              75,398,457.47
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           75,398,457.47


P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    7.70%
                                           b Prior Monthly Period                                      8.33%
                                           c Second Prior Monthly Period                               7.36%

                         Three Month Average Base Rate                                                                  7.80%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                    9.88%
                                           b Prior Monthly Period                                     10.94%
                                           c Second Prior Monthly Period                              11.12%

                         Three Month Average Series Adjusted Portfolio Yield                                           10.65%

                       3 Excess Spread
                                           a Current Monthly Period                                    2.18%
                                           b Prior Monthly Period                                      2.61%
                                           c Second Prior Monthly Period                               3.76%

                         Three Month Average Excess Spread                                                              2.85%